Exhibit 10.2

                                    [FORM OF]
    FIRST AMENDMENT TO THE AMENDED AND RESTATED STOCK OPTION AWARD AGREEMENT

         This First Amendment is made and entered into effective as of the 18th day of November 2005, by and between Standard Parking Corporation (formerly known as APCOA/Standard Parking, Inc.), a Delaware corporation (the "Company"), and _______________ (the "Optionee").
                                    RECITALS

         A. The Company and the Optionee previously executed that certain Amended and Restated Stock Option Award Agreement dated January 30, 2002 (the "Option Agreement"); and

         B. The Company and the Optionee desire to amend the Option Agreement to extend the time the Optionee may exercise the option following his termination of employment.

         NOW, THEREFORE, in consideration of the above premises, and the following mutual covenants and conditions, the parties agree as follows:

1. Section 5(c) shall be amended to read as follows:

         "(c) If the Optionee's employment or services terminate for any reason other than a reason specified in Section 5(a) or 5(b) hereof, the Option may be exercised after such termination until the later of: (i) the fifteenth (15th) day of the third month after which, or (ii) December 31 of the calendar year in which, the Optionee's employment or services are terminated. The foregoing notwithstanding, the Option shall not otherwise be exercisable after the expiration of its term as set forth in Section 2 of the Amended Agreement."

         2. All other provisions of the Option Agreement shall continue in effect in accordance with the terms of the agreement.

         IN WITNESS WHEREOF, the parties have voluntarily signed this First Amendment as of the date set forth below.

Optionee                          Standard Parking Corporation

                                          By:
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                                          Name:
                                          --------------------------------
                                          Title:
                                          --------------------------------

Date:                                     Date:
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